UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2019

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15254	NONE
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta T2P 3L8, Canada

(Address of Principal Executive Offices) (Zip Code)

(403) 231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

On January 22, 2019, Enbridge Inc. (“Enbridge”) entered into (i) the Seventeenth Supplemental Indenture (“EEP Supplemental Indenture”) to the Indenture, dated as of May 27, 2003 (the “EEP Indenture”), between Enbridge Energy Partners, L.P. (“EEP”), as issuer, and U.S. Bank National Association, a national banking association (as successor trustee to SunTrust Bank), as trustee, and (ii) the Eighth Supplement Indenture (the “SEP Supplemental Indenture” and, together with the EEP Supplemental Indenture, the “Supplemental Indentures”) to the Indenture, dated as of June 9, 2011 (the “SEP Indenture” and, together with the EEP Indenture, the “Indentures”), between Spectra Energy Partners, LP (“SEP”), as issuer, and Wells Fargo Bank, National Association, a national banking association, as trustee.

Pursuant to the Supplemental Indentures, Enbridge guaranteed (the “Enbridge Guarantee”) the payment obligations of EEP and SEP under the respective Indentures with respect to the following series of notes issued thereunder:

EEP NOTES	SEP NOTES

9.875% Notes due 2019
5.200% Notes due 2020
4.375% Notes due 2020
4.200% Notes due 2021
5.875% Notes due 2025
5.950% Notes due 2033
6.300% Notes due 2034
7.500% Notes due 2038
5.500% Notes due 2040
7.375% Notes due 2045

Floating Rate Senior Notes due 2020
4.600% Senior Notes due 2021
4.750% Senior Notes due 2024
3.500% Senior Notes due 2025
3.375% Senior Notes due 2026
5.950% Senior Notes due 2043
4.500% Senior Notes due 2045

The aggregate outstanding principal amount of EEP Notes is approximately US$4.45 billion and the aggregate outstanding principal amount of SEP Notes is approximately US$3.85 billion.

In addition, on January 22, 2019, EEP and SEP entered into a Subsidiary Guarantee Agreement (the “Subsidiary Guarantee Agreement”), pursuant to which they guaranteed the following series of notes issued by Enbridge:

US DOLLAR DENOMINATED	CAN DOLLAR DENOMINATED

Senior Floating Rate Notes due 2020
Senior Floating Rate Notes due 2020
2.900% Senior Notes due 2022
4.000% Senior Notes due 2023
3.500% Senior Notes due 2024
4.250% Senior Notes due 2026
3.700% Senior Notes due 2027
4.500% Senior Notes due 2044
5.500% Senior Notes due 2046

4.100% Senior Notes due 2019
Senior Floating Rate Notes due 2019
4.770% Senior Notes due 2019
4.530% Senior Notes due 2020
4.850% Senior Notes due 2020
4.260% Senior Notes due 2021
3.160% Senior Notes due 2021
4.850% Senior Notes due 2022
3.190% Senior Notes due 2022
3.940% Senior Notes due 2023
3.940% Senior Notes due 2023
3.950% Senior Notes due 2024
3.200% Senior Notes due 2027
6.100% Senior Notes due 2028
7.220% Senior Notes due 2030
7.200% Senior Notes due 2032
5.570% Senior Notes due 2035
5.750% Senior Notes due 2039
5.120% Senior Notes due 2040
4.240% Senior Notes due 2042
4.570% Senior Notes due 2044
4.870% Senior Notes due 2044
4.560% Senior Notes due 2064

The aggregate outstanding principal amount of the Enbridge US Dollar Denominated Notes is approximately US$5.9 billion and the aggregate outstanding principal amount of the Enbridge CAN Dollar Denominated Notes is approximately CAN$8.073 billion.

The foregoing descriptions of the Enbridge Guarantee and Subsidiary Guarantee Agreement do not purport to be complete and are qualified in their entirety by reference to the supplements to the EEP Indenture and SEP Indenture and Subsidiary Guarantee Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Sixteenth Supplemental Indenture, dated as of January 22, 2019, between Enbridge Energy Partners, L.P. and U.S. Bank National Association, as trustee.

4.2	Seventeenth Supplemental Indenture, dated as of January 22, 2019, among Enbridge Energy Partners, L.P., Enbridge Inc. and U.S. Bank National Association, as trustee.

4.3	Seventh Supplemental Indenture, dated as of January 22, 2019, between Spectra Energy Partners, LP and Wells Fargo Bank, National Association, as trustee.

4.4	Eighth Supplemental Indenture, dated as of January 22, 2019, among Spectra Energy Partners, LP, Enbridge Inc. and Wells Fargo Bank, National Association, as trustee.

4.5	Subsidiary Guarantee Agreement, dated as of January 22, 2019, between Spectra Energy Partners, LP and Enbridge Energy Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: January 24, 2019	By:	/s/ Tyler W. Robinson
Tyler W. Robinson
Vice President & Corporate Secretary
(Duly Authorized Officer)